UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2012, Alexandra Lebenthal notified the Board of Directors of Broadridge Financial Solutions, Inc. (the “Company”) that she will not be seeking re-election to the Company’s Board of Directors at the Company’s 2012 annual meeting of stockholders to be held on November 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel and Secretary